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                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 9
                         TO LOAN AND SECURITY AGREEMENT

                  This Amendment No. 9 to Loan and Security Agreement (this "Amendment") is as of dated October 19, 2001 and made by and among Fleet Capital Corporation, individually as a Lender and as Agent, the other Lenders signatory to this Amendment and Color Spot Nurseries, Inc. ("Borrower"). Agent, Lenders and Borrower are parties to a Loan and Security Agreement dated as of October 15, 1998 (as the same heretofore has been or may hereafter be amended, supplemented or otherwise modified, the "Loan Agreement"). All capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

                  Borrower has requested that the Loan Agreement be amended to extend by thirty (30) days the scheduled maturity of the Term of the Loan Agreement.

                  Agent and the Lenders have agreed to the foregoing request, subject to each of the terms and conditions hereof, including without limitation the other amendments to the Loan Agreement provided for herein.

                  1. AMENDMENTS. Subject to the prior satisfaction of the conditions set forth in Section 4 of this Amendment, and in reliance on the representations and warranties set forth in Section 3 of this Amendment, the Loan Agreement is amended as follows:

                  (a) Section 1 of the Loan Agreement ("Credit Facility") is amended to delete the reference to "$70,000,000" in the third line thereof and to insert a reference to "$40,000,000" in substitution therefor.

                  (b) Section 2.6 of the Loan Agreement ("Unused Line Fee") is amended to delete the reference to "$70,000,000" in the second line thereof and to insert a reference to "$40,000,000" in substitution therefor.

                  (c) Section 4.1 of the Loan Agreement ("Term of Agreement") is amended and restated in its entirety, as follows:

                  "4.1 TERM OF AGREEMENT. Subject to the right of the Lenders to cease making Loans to Borrower at any time upon or after the occurrence of a Default or an Event of Default, this Agreement shall be in effect through and including November 15, 2001, unless earlier terminated as provided in Section 4.2 hereof."

                  (d) Appendix A to the Loan Agreement ("General
Definitions") is amended to amend and restate the defined term "Borrowing Base" set forth therein, as follows:

                  " BORROWING BASE - as at any date of determination thereof, an amount equal to the lesser of:

                           (i)      $40,000,000; or


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                           (ii)     an amount equal to:

                                    (1) 80% of the net amount of Eligible
                           Accounts outstanding at such date;

                                      PLUS

                                    (2) the lesser of (i) $40,000,000 or (ii)
                           (a) 50% of the value of Eligible Ordinary Inventory consisting of raw materials and finished goods at such date, in each case calculated on the basis of the lower of cost or market with the cost calculated on an average cost basis, PLUS (b) the lesser of (1) $1,500,000 or (2) 50% of the value of Eligible Christmas Tree Inventory calculated on the basis of the lower of cost or market with the cost calculated on an average cost basis;

                                      PLUS

                                    (3) the Guaranteed Amount. "


                  (e) Appendix A to the Loan Agreement ("General
Definitions") is amended to amend and restate the defined term "Total Credit Facility" set forth therein, as follows:

                  " TOTAL CREDIT FACILITY -$40,000,000. "

                  (f) The defined term "Guaranteed Amount" is added to Appendix A to the Loan Agreement ("General Definitions"), as follows:

                  " GUARANTEED AMOUNT - as at any date of determination thereof, the principal amount of the Obligations that have been guaranteed by Kohlberg & Company, L.L.C., a Delaware limited liability company, pursuant to a Guaranty that is satisfactory to Agent in form and substance and that is accompanied by such documentation as may be requested by Agent. "

                  2. SCOPE. This Amendment shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective term.

                  3. REPRESENTATION AND WARRANTIES. Borrower represents and warrants that no Default or Event of Default has occurred and is continuing (except those which have been waived in writing by Agent and Lenders). Borrower hereby remakes, as of the date hereof, each of the representations and warranties made by Borrower in the Loan Documents.

                  4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) Agent shall have received a fully executed copy of this Amendment.


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                  (b)      Borrower shall have paid to Agent, for the ratable
                           benefit of Lenders, a fully-earned and non-refundable extension fee in the aggregate amount of $50,000.

                  5.       REAFFIRMATION AND CONFIRMATION.

                  (a) Borrower ratifies, affirms, acknowledges and agrees that the Loan Agreement and the Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Agreement or any of the Loan Documents. Borrower agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are ratified and confirmed by Borrower in all respects.

                  (b) Reference is made to that certain letter dated September ___, 2001 from Agent to Borrower (the "Reservation of Rights Letter"). With respect to the Events of Default identified in the Reservation of Rights Letter, nothing herein shall be deemed to constitute a waiver of any of Agent's or any Lender's rights or remedies against Borrower or any other Person under the Loan Agreement, any of the other Loan Documents or applicable law and Agent and each Lender expressly reserve all rights and remedies against Borrower under the Loan Agreement, the other Loan Documents and applicable law.

                  6. COUNTERPARTS. This Amendment may be executed in counterpart and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same instrument.

                  7. EXPENSES. All of Agent's reasonable costs and expenses, including attorney's fees, in connection with the preparation of this Amendment and all related documents shall be paid by Borrower upon request from Agent.


                            [SIGNATURE PAGE FOLLOWS]



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                  IN WITNESS WHEREOF, this Amendment has been duly executed
as of the date first above written.

                                       FLEET CAPITAL CORPORATION, as Agent and
                                       as a Lender


                                       By_____________________________________
                                       Its____________________________________


                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                       By:____________________________________
                                       Its:___________________________________

                                       COMERICA BANK, as a Lender


                                       By_____________________________________
                                       Its____________________________________

                                       COLOR SPOT NURSERIES, INC., as Borrower


                                       By_____________________________________
                                       Its____________________________________